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                                                                    EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-77266, 33-77268 and 33-77264.

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 4, 1997